ClearShares OCIO ETF
Schedule of Investments
February 29, 2024 (Unaudited)

Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS — 98.6% (a)
	Domestic Equity — 52.1%
16,837	Invesco QQQ Trust Series 1 (b)	$7,391,443
10,503	iShares Core S&P 500 ETF	5,361,256
59,374	iShares MSCI USA Min Vol Factor ETF	4,832,450
77,975	Schwab 1000 Index ETF	3,837,150
97,964	SPDR Portfolio S&P 1500 Composite Stock Market ETF	6,104,137
33,894	Technology Select Sector SPDR Fund	7,015,380
21,695	Vanguard Growth ETF	7,376,951
9,356	Vanguard Information Technology ETF (b)	4,844,443
75,406	Vanguard Real Estate ETF (b)	6,450,983
10,770	Vanguard S&P 500 ETF (b)	5,028,836
22,388	Vanguard Total Stock Market ETF (b)	5,654,761
33,966	Vanguard Value ETF (b)	5,292,922
		69,190,712
	Fixed Income — 34.1%
24,103	ClearShares Ultra-Short Maturity ETF (c)	2,413,433
45,518	iShares 1-3 Year Treasury Bond ETF	3,720,641
54,535	iShares 3-7 Year Treasury Bond ETF	6,303,701
27,037	iShares 7-10 Year Treasury Bond ETF (b)	2,547,426
32,415	iShares Core U.S. Aggregate Bond ETF (b)	3,155,600
89,967	iShares Floating Rate Bond ETF	4,593,715
42,588	iShares Intermediate Government/Credit Bond ETF	4,413,394
21,228	Schwab U.S. TIPS ETF (b)	1,099,398
86,965	Simplify Aggregate Bond ETF (b)	1,861,051
32,415	Vanguard Intermediate-Term Treasury ETF (b)	1,893,360
36,258	Vanguard Short-Term Bond ETF (b)	2,775,187
22,984	Vanguard Short-Term Corporate Bond ETF (b)	1,770,458
31,624	Vanguard Short-Term Treasury ETF	1,836,722
94,741	Vanguard Total Bond Market ETF	6,842,196
		45,226,282
	Global Equity — 12.4%
20,159	iShares Core MSCI Total International Stock ETF (b)	1,324,648
60,168	iShares MSCI EAFE ETF	4,647,978
113,932	Schwab International Equity ETF (b)	4,296,376
91,051	Vanguard FTSE Developed Markets ETF (b)	4,432,363
42,070	Vanguard FTSE Emerging Markets ETF	1,725,711
		16,427,076
	TOTAL EXCHANGE-TRADED FUNDS (Cost $107,503,293)	130,844,070

Units	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 33.4%
44,315,844	Mount Vernon Liquid Assets Portfolio, LLC - 5.57% (d)(e)	44,315,844
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $44,315,844)	44,315,844

	SHORT-TERM INVESTMENTS — 1.4%
Shares	Money Market Fund — 1.4%
1,844,976	First American Government Obligations Fund - Class X, 5.23% (d)	1,844,976
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,844,976)	1,844,976

	TOTAL INVESTMENTS (Cost $153,664,113) — 133.4%	177,004,890
	Liabilities in Excess of Other Assets — (33.4)%	(44,333,276)
	NET ASSETS — 100.0%	$132,671,614

Percentages are stated as a percent of net assets.

(a) The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b) All or a portion of this security is out on loan as of February 29, 2024. The total value of securities on loan is $43,440,464 or 32.7% of net assets. (c) Affiliated exchange-traded fund.
(d) Rate shown is the annualized seven-day yield as of February 29, 2024.
(e) Privately offered liquidity fund.

Transactions with Affiliate Securities (Unaudited)
Investments in ClearShares Ultra-Short Maturity ETF

Value at May 31, 2023	$6,414,762
Purchases at Cost	28,743
Proceeds from Sales	(4,025,724)
Net Realized Gain (Loss)	1,504
Change in Unrealized Appreciation (Depreciation)	(5,852)
Value at February 29, 2024	$2,413,433
Shares Held at February 29, 2024	24,103
Dividend Income	$204,736

Summary of Fair Value Disclosure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

ClearShares OCIO ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Exchange-Traded Funds	$130,844,070	$–	$–	$130,844,070
Investments Purchased with Proceeds From Securities Lending	–	44,315,844	–	44,315,844
Short-Term Investments	1,844,976	–	–	1,844,976
Total Investments in Securities	$132,689,046	$44,315,844	$–	$177,004,890

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended February 29, 2024, the Fund did not recognize any transfers to or from Level 3.